SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
AMENDMENT NO. 1
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 27, 2012
World Wrestling Entertainment, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-16131	04-2693383

(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1241 East Main Street, Stamford, CT	06902

(Address of principal executive offices)	(Zip code)
Registrant’s telephone number, including area code: (203) 352-8600
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

World Wrestling Entertainment, Inc. (the “Company”) is filing this Form 8-K/A to amend the Current Report on Form 8-K filed earlier today to disclose the voting results of its Annual Meeting. The sole purpose of this Form 8-K/A is to correct the inadvertently reversed number of Broker Non-Votes and Abstentions in the advisory vote on executive compensation (Proposal 5).  No other modification to the original filing has been made, and this Form 8-K/A should be read in conjunction with the original filing.

Item 5.07.   Submission of Matters to a Vote of Security Holders.

    (a) and (b)

Proposal 5 – Advisory Vote on Executive Compensation

•
In an advisory vote, approved the compensation paid to the Company’s named executive officers as disclosed in the proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission.

For	Against	Broker Non Votes	Abstentions

473,453,666	2,193,387	8,635,712	161,524

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORLD WRESTLING ENTERTAINMENT, INC.
By:	/s/ James W. Langham
James W. Langham
SVP & Assistant General Counsel

Dated:  April 27, 2012